UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 18, 2007

North American Galvanizing & Coatings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3920	71-0268502
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

5314 S. Yale Avenue, Suite 1000, Tulsa, Oklahoma	74135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (918) 494-0964

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	- Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 18, 2007, North American Galvanizing & Coatings, Inc. (the “Company”), pursuant to authorization by the Company's Board of Directors, notified the American Stock Exchange (“AMEX”) that the Company intends to voluntarily withdraw its listing of its common stock, $.10 par value (the “Common Stock”) on the AMEX in order to transfer its listing to The Nasdaq Stock Market LLC (“Nasdaq”).

The Company anticipates that its Common Stock will commence trading on Nasdaq on or about August 2, 2007, and will trade under the symbol “NGA.”

A copy of the press release announcing the transfer of the Company's listing to Nasdaq is attached as Exhibit 99.1 to this report.

Item9.01	- Financial Statements and Exhibits

(d)               Exhibits

99.1	Press Release, dated July 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN GALVANIZING & COATINGS, INC.

Date: July 23, 2007	By:	/s/ Beth B. Hood
Name: Beth B. Hood
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1            Press Release, dated July 19, 2007